Exhibit 19



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


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               6



  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.150%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.160%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.540%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $7,938,897.79                    $0.00           $7,938,897.79
  Repurchased Loan Proceeds Related to Interest                           5,353.09                     0.00                5,353.09
                                                                          --------                     ----                --------
      Total                                                          $7,944,250.88                    $0.00           $7,944,250.88
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   2,096,307.64                     0.00            2,096,307.64
                                                                      ------------                     ----            ------------
      Total                                                          $2,096,307.64                    $0.00           $2,096,307.64
  Principal:
  Principal Collections                                             $54,043,989.93                    $0.00          $54,043,989.93
  Prepayments in Full                                                28,003,047.02                     0.00           28,003,047.02
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        321,211.08                     0.00              321,211.08
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $82,368,248.03                    $0.00          $82,368,248.03
  Liquidation Proceeds                                                                                                $1,160,854.76
  Recoveries from Prior Month Charge-Offs                                                                                 13,861.37
                                                                                                                          ---------
      Total Principal Collections                                                                                    $83,542,964.16
  Principal Losses for Collection Period                                                                              $2,427,536.88
  Total Regular Principal Reduction                                                                                  $84,795,784.91
  Total Collections                                                                                                  $93,583,522.68

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $93,583,522.68
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $93,583,522.68

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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               6

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,011,071.29        $2,011,071.29                $0.00
   Amount per $1,000 of Original Balance               0.73                 0.73                 0.00
  Net Swap Payment, Tranche A2 B                  $77,361.11
  Net Swap Payment, Tranche A3 B                 $320,893.61
  Net Swap Payment, Tranche B-2                   $41,329.37

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                    $15,670.68          $15,670.68                  $0.00                $0.00               $0.00
   Class A2 A Notes                  583,333.33          583,333.33                   0.00                 0.00                0.00
   Class A2 B Notes                  495,138.89          495,138.89                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  552,385.56          552,385.56                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    53,857.35           53,857.35                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $2,941,182.81       $2,941,182.81                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,166,870.31       $3,166,870.31               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $87,965,996.99
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        27,769,988.56
   Regular Principal Distribution Amount     63,199,897.93
      Principal Distribution Amount         $90,969,886.49
   Noteholder Principal Distributions:
    Class A1 Notes                                        $14,690,780.38
    Class A2 A Notes                                       36,637,608.31
    Class A2 B Notes                                       36,637,608.30
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $87,965,996.99

  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----

  Total Note and Certificate Principal Paid:              $87,965,996.99
  Collections Released to Seller                                   $0.00
  Total Available for Distribution           $93,583,522.68
  Total Distribution (incl. Servicing Fee)   $93,583,522.68

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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               6

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                               $30.93                   $0.03                   $30.96
  Class A2 A Notes                                              73.28                    1.17                    74.44
  Class A2 B Notes                                              73.28                    0.99                    74.27
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    1.00                     1.00
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.33                     1.33
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $32.49                   $1.09                   $33.57
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $31.85                   $1.15                   $33.00


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,247,330,780.38       0.8299962              $2,159,364,783.39        0.7975081
  Class A1 Notes                                14,690,780.38       0.0309280                           0.00        0.0000000
  Class A2 A Notes                             500,000,000.00       1.0000000                 463,362,391.69        0.9267248
  Class A2 B Notes                             500,000,000.00       1.0000000                 463,362,391.70        0.9267248
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,301,495,780.38       0.8333303              $2,213,529,783.39        0.8014794

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.98%                                           4.97%
  Weighted Average Remaining Maturity (WAM)              44.84                                           44.02
  Remaining Number of Receivables                      149,352                                         146,707
  Portfolio Receivable Balance               $2,413,285,550.62                               $2,328,489,765.71

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $9,034,897.93
  Specified Credit Enhancement Amount                                                                        $23,284,897.66
  Yield Supplement Overcollateralization Amount                                                             $108,928,973.89
  Target Level of Overcollateralization                                                                     $117,963,871.82

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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               6

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,160,854.76
  Recoveries from Prior Month Charge-Offs                                                                                $13,861.37
  Total Principal Losses for Collection Period                                                                        $2,427,536.88
  Charge-off Rate for Collection Period (annualized)                                                                          0.62%
  Cumulative Net Losses for all Periods                                                                               $3,452,456.53


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,611                $25,329,947.59
  61-90 Days Delinquent                                                                           199                 $3,083,010.23
  91-120 Days Delinquent                                                                           77                 $1,219,592.93
  Over 120 Days Delinquent                                                                         58                 $1,092,802.31

  Repossesion Inventory                                                                           231                 $3,766,568.25


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.3650%
  Preceding Collection Period                                                                                               0.3906%
  Current Collection Period                                                                                                 0.6341%
  Three Month Average                                                                                                       0.4633%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2444%
  Current Collection Period                                                                                                 0.2277%
  Three Month Average                                                                                                       0.2206%

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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               6

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,194,905.29                         $0.00
  New Advances                                                                           2,077,104.52                          0.00
  Servicer Advance Recoveries                                                            1,441,000.77                          0.00
                                                                                         ------------                          ----
  Ending Servicer Advances                                                              $4,831,009.04                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $19,203.12                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00


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